February 29, 2016

Summary
Prospectus

Victory Institutional Diversified Stock Fund

Ticker Symbol:	VIDSX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated February 29, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (866) 689-6999 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
866-689-6999

Institutional Diversified Stock Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No load or sales commission is charged to investors in the Fund. You will, however, incur expenses for investment advisory and administrative services, which are included in the Fund's expense ratio.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	NONE
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.60%

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in equity securities of established large-cap U.S. companies and foreign issuers traded on U.S. exchanges, including American and Global Depository Receipts (ADRs and GDRs).

The Fund seeks to invest in both growth and value securities:

  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and
  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stock, which includes securities convertible or exchangeable into common stock.

The Adviser employs both a top-down and bottom-up methodology to construct a diversified portfolio that avoids excessive sector and security concentrations. The Adviser pursues investments that it believes are statistically cheap or intrinsically undervalued given growth prospects, while trying to identify the presence of a catalyst for future growth (e.g., acquisition, new products, economic cycle or management change). The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
  Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.
  Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.
  The portfolio manager may not execute the Fund's principal investment strategies effectively.
  A company's earnings may not increase as expected.
  Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table below shows how the average annual total returns for shares of the Fund compare to those of the S&P 500 Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for the Institutional Diversified Stock Fund

Highest/lowest quarterly results during this time period were:

Highest	15.57% (quarter ended September 30, 2009)
Lowest	-24.59% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods ended December 31, 2015)	1 Year	5 Years	10 years
Institutional Diversified Stock
Before Taxes	-3.01%	9.70%	6.16%
After Taxes on Distributions	-6.43%	6.63%	4.37%
After Taxes on Distributions and Sale of Fund Shares	0.90%	7.11%	4.59%
S&P 500 Index (Index returns reflect no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day to day management of the Fund are members of the Adviser's Diversified Equity Management ("Diversified Equity") investment team (referred to as an investment franchise).

Portfolio Managers

Lawrence G. Babin is a Co-Chief Investment Officer of Diversified Equity, and has been the Lead Portfolio Manager of the Fund since its inception in 2005.

Paul D. Danes is a Co-Chief Investment Officer of Diversified Equity, and has been a Portfolio Manager of the Fund since its inception in 2005.

Carolyn M. Rains is a Portfolio Manager/Analyst of Diversified Equity, and has been a Portfolio Manager or Associate Portfolio Manager of the Fund since its inception in 2005.

Martin L. Shagrin is a Portfolio Manager/Analyst of Diversified Equity, and has been a Portfolio Manager of the Fund since 2014.

Thomas J. Uutala is a Portfolio Manager/Analyst of Diversified Equity, and has been a Portfolio Manager of the Fund since 2014.

Purchase and Sale of Fund Shares

The minimum initial purchase is $10,000,000. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash or in additional shares of the Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds
P.O. Box 182659
Columbus, OH 43218-2659

VF-IDS-SUMPRO (02/16)